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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 24, 2003 (July 24, 2003)

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                           COMMUNITY BANCSHARES, INC.
             (Exact Name of Registrant as Specified in Its Charter)

          DELAWARE                                0-16461                             63-0868361
(State or Other Jurisdiction                 (Commission File                      (I.R.S. Employer
      of Incorporation)                           Number)                        Identification Number)

               MAIN STREET                                    35031
           BLOUNTSVILLE, ALABAMA                            (Zip Code)
(Address of Principal Executive Offices)

                                 (205) 429-1000
              (Registrant's Telephone Number, Including Area Code)

                                 NOT APPLICABLE
          (Former Name or Former Address, If Changed From Last Report)


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ITEM 5.  OTHER EVENTS

         On July 24, 2003, the Registrant issued a press release regarding its annual meeting of stockholders. A copy of the press release is filed as Exhibit 99 hereto, which is incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(c)      The following exhibit is filed herewith:

Exhibit Number               Description
--------------               -----------
99                           Press Release of the Registrant dated July 24, 2003


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has dully caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COMMUNITY BANCSHARES, INC.



By: /s/ Patrick M. Frawley
   --------------------------------------------------
      Patrick M. Frawley
      Chairman, Chief Executive Officer and President

Date: July 24, 2003


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                                  EXHIBIT INDEX

Exhibit Number               Description
--------------               -----------
99                           Press Release of the Registrant dated July 24, 2003